First Allmerica Financial Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492

SEMI-ANNUAL REPORT – 6/30/2009

FOR CONTRACT HOLDERS OF:	ALLMERICA SELECT RESOURCE I/II, ALLMERICA SELECT CHARTER,
ALLMERICA SELECT REWARD, ALLMERICA SELECT ACCLAIM,
ALLMERICA OPTIM-L AND ALLMERICA SELECT ADVOCATE

September 23, 2009

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Subj:	Allmerica Select Separate Account
1940 Act Registration Number: 811-08116
	1933 Act Registration Numbers:	333-71058, 333-63087, 333-54070, 333-76124,
333-86272, 333-90533
CIK: 0000914285
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Allmerica Select Separate Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	August 24, 2009
AIM Variable Insurance Funds	896435	August 26, 2009
AllianceBernstein Variable Products Series Fund, Inc.	825316	August 24, 2009
DWS Investments VIT Funds	1006373	August 21, 2009
DWS Variable Series II	810573	August 28, 2009
Eaton Vance Variable Trust	1121746	August 28, 2009
Fidelity Variable Insurance Products Fund	356494	August 21, 2009
Fidelity Variable Insurance Products Fund II	831016	August 21, 2009
Fidelity Variable Insurance Products Fund III	927384	August 21, 2009
Franklin Templeton Variable Insurance Products Trust	837274	August 24, 2009
Janus Aspen Series	906185	August 27, 2009
MFS® Variable Insurance TrustSM	918571	September 1, 2009
Oppenheimer Variable Account Funds	752737	August 24, 2009
Pioneer Variable Contracts Trust	930709	September 1, 2009
T. Rowe Price International Series, Inc.	918292	August 25, 2009

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Vice President, General Counsel and Corporate Secretary

First Allmerica Financial Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772